Planet Hollywood International, Inc.
                                                                    Exhibit 21.1

                                  SUBSIDIARIES

                                                 JURISDICTION OF
NAME AND ADDRESS                                 ORGANIZATION
----------------                                 ----------------
308 Aviation, Inc.                               Florida
8669 Commodity Circle
Orlando, FL 32819

308-III Aviation, Inc.                           Florida
8669 Commodity Circle
Orlando, FL 32819

All Star Cafe (Region V), Inc.                   Texas
8669 Commodity Circle
Orlando, FL 32819

All Star Cafe International, Inc.                Florida
8669 Commodity Circle
Orlando, FL 32819

All Star Cafe (LP), Inc.                         Nevada
8669 Commodity Circle
Orlando, FL 32819

All Star Cafe (New York), Inc.                   Florida
8669 Commodity Circle
Orlando, FL 32819

All Star Cafe (Region VII), Inc.                 Florida
8669 Commodity Circle
Orlando, FL 32819

Coast Licensing, Inc.                            Nevada
8669 Commodity Circle
Orlando, FL 32819

Cool Planet, Inc.                                Florida
8669 Commodity Circle
Orlando, FL 32819

Cool Planet I, Inc.                              Florida
8669 Commodity Circle
Orlando, FL 32819

Cool Planet II, Inc.                             Florida
8669 Commodity Circle
Orlando, FL 32819

EBCO Management, Inc.                            Florida
8669 Commodity Circle
Orlando, FL 32819

                                                 JURISDICTION OF
NAME AND ADDRESS                                 ORGANIZATION
----------------                                 ----------------
Karmalanne, Inc.                                 Nevada
8669 Commodity Circle
Orlando, FL 32819

Meant 2 Be, Inc.                                 Nevada
8669 Commodity Circle
Orlando, FL 32819

Movie Restaurant GmbH                            Germany
& Co., K.G.
8669 Commodity Circle
Orlando, FL 32819

Movie Restaurant Verwaltungs, GmbH               Germany
8669 Commodity Circle
Orlando, FL 32819

Official All Star Cafe (U.K.), Ltd.              United Kingdom
8669 Commodity Circle
Orlando, FL 32819

Official All Star Cafe, Inc.                     Nevada
8669 Commodity Circle
Orlando, FL 32819

PH Amsterdam B.V.                                Netherlands
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Aspen), Inc.                   Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Chefs), Inc.                   Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Atlantic City), Inc.           Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood Czech, A.S.                     Czech
8669 Commodity Circle                            Republic
Orlando, FL 32819

Planet Hollywood (Europe), Limited               United Kingdom
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood Canada, Inc.                    Canada
8669 Commodity Circle
Orlando, FL 32819

                                                 JURISDICTION OF
NAME AND ADDRESS                                 ORGANIZATION
----------------                                 ----------------
Planet Hollywood (Chicago), Inc.                 Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Costa Mesa), Inc.              Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Mail Order), Inc.              Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Gaming), Inc.                  Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Honolulu), Inc.                Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (London), Inc.                  Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (LP), Inc.                      Nevada
8669 Commodity Circle,
Orlando, FL 32819

Planet Hollywood (Swiss Centre London) Ltd.      United Kingdom
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (New York City), Inc.           Florida
8669 Commodity Circle,
Orlando, FL 32819

Planet Hollywood (Orlando), Inc.                 Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Orlando                        Florida
Distribution), Inc.
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Paris), Inc.                   Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Phoenix), Inc.                 Florida
8669 Commodity Circle
Orlando, FL 32819

                                                 JURISDICTION OF
NAME AND ADDRESS                                 ORGANIZATION
----------------                                 ----------------
Planet Hollywood (Puerto Rico), Inc.             Puerto Rico
8660 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region I), Inc.                Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region II), Inc.               Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region III), Inc.              Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region IV), Inc.               Minnesota
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region V), Inc.                Texas
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region VI), Inc.               Nevada
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Region VII), Inc.              Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood Restaurant OY                   Finland
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood Restaurant                      Austria
Betriebsgesellschaft Gmbh
8669 Commodity Circle
Orlando, FL 32819

Planet Hospitality Holdings, Inc.                Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Tel Aviv), Inc.                Florida
8669 Commodity Circle,
Orlando, FL 32819

Planet Hollywood (Theatres), Inc.                Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood Transportation, Inc.            Florida
8669 Commodity Circle
Orlando, FL 32819

                                                 JURISDICTION OF
NAME AND ADDRESS                                 ORGANIZATION
----------------                                 ----------------
Planet Hollywood (Warehouse), Inc.               Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood New York, Ltd.                  Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Texas), Ltd.                   Texas
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Israel), L.C.                  Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (France), L.C.                  Florida
8669 Commodity Circle
Orlando, FL 32819

Planet Hollywood (Trocadero), L.C.               Florida
8669 Commodity Circle
Orlando, FL 32819

Rivermist Limited                                Ireland
8669 Commodity Circle
Orlando, FL 32819

RM 46 Restaurant Vermogensverwaltungs            Germany
GmbH
8669 Commodity Circle
Orlando, FL 32819

Rocky Pit, Inc.                                  Nevada
8669 Commodity Circle
Orlando, FL 32819

Silver Bracelets, Inc.                           Nevada
8669 Commodity Circle
Orlando, FL 32819

Sound Republic, Inc.                             Florida
8669 Commodity Circle
Orlando, FL 32819

Sound Republic I, Inc.                           Florida
8669 Commodity Circle
Orlando, FL 32819

                                                 JURISDICTION OF
NAME AND ADDRESS                                 ORGANIZATION
----------------                                 ----------------
Ten Alps Inc.                                    Nevada
8669 Commodity Circle
Orlando, FL 32819


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